Exhibit 10.9


Barrington Capital Corporation Stock Purchase and Subscription Agreement

                    STOCK PURCHASE AND SUBSCRIPTION AGREEMENT

         THIS STOCK PURCHASE AND SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into by and between Cormax Business Solutions Inc. (the "Seller") and __Barrington Capital Corp._. (the "Purchaser"); the Seller and the Purchaser being collectively referred to as the "Parties."

          PREAMBLE:

         WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein, the Seller shall issue and sell to the Purchaser, from time to time as provided herein, and the Purchaser shall purchase, up to $5,000,000 shares of the Common Stock (as defined below) for $______(As set forth below)_; and

          WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United State Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder from time to time.

          NOW THEREFORE, the Parties agree as follows:

                  WITNESSETH

                  CERTAIN DEFINITIONS
                  -------------------

          "Closing" shall mean one of the closings of a purchase and sale of the Common Stock pursuant to Section 2.1.

          "Closing Date" shall mean, with respect to a Closing, the fifth Trading Day following the Put Date related to such Closing, provided all conditions to such Closing have been satisfied on or before such Trading Day.

          "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date or (ii) such earlier date as the Seller and the Purchaser may mutually agree in writing, and expiring on the earlier to occur of
(x) the date on which the Purchaser shall have purchased Put Shares pursuant to this Agreement for an aggregate Purchase Price equal to $________________, or
(y) the date occurring twenty four (24) months from the date of commencement of the Commitment Period.

          "Common Stock" shall mean the Company's common stock.


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          "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursement and costs and expenses of expert witnesses and investigation.)

          "Effective Date" shall mean the date upon which the SEC first declares a registration registering for resale the shares of Common Stock effective.

          "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

          "Put" shall mean each occasion the Seller elects to exercise its right to tender a Put Notice requiring the Purchaser to purchase a specified amount of the Seller's Common Stock, subject to the terms and conditions of this Agreement.

          "Put Date" shall mean the Trading Day during the Commitment Period that a Put Notice to sell Common Stock to the Purchaser is deemed delivered pursuant to the terms hereof.

          "Put Notice" shall mean a written notice to the Purchaser setting forth that the Seller intends to require the Purchaser to purchase pursuant to the terms of this Agreement.

          "Put Shares" shall mean all shares of Common Stock issued or issuable pursuant to a Put that has been exercised or may be exercised in accordance with the terms and conditions of this Agreement.

                                   ARTICLE ONE
                               PURCHASE PROVISIONS

          1.1     Investments.

          (a) Puts. Upon the terms and conditions set forth herein (including, without limitation, the provisions of Section 1.1(c)), on the Trading Day commencing 5 days from the Effective Date and the third month, six month and nine month anniversary of the initial Put Date during the Commitment Period the Seller may exercise a Put by the delivery of a Put Notice.

          (b) Amount of Puts. The Seller shall, in accordance with Section 1.2(a), issue and sell Put Shares to the Purchaser and the Purchaser shall purchase Put Shares form the Seller totaling _up to 5,000,000_ shares for the aggregate Purchase Price of $________________. Each purchase and sale shall consist of __up to 5,000,000__ shares of Common Stock for $_0.35 per share__. If, at any time during the Commitment period the condition set forth in Section 1.1(c) is not fulfilled, the Company may thereafter give a Put Notice to Purchaser upon the fulfillment of such conditions any time thereafter during the Commitment Period.

          (c) Maker Condition. The average bid price of the Seller's common stock shall not be less than $.425 per share during the 20 trading days prior to the giving of a Put Notice and the average weekly trading volume for the same period is not less than 100,000 shares. In addition, the Seller's financial statements must be current at the time of the Put. Notice must support the average bid price of $0.425 per share and purchaser shall receive such financial statement upon request to the seller.

          1.2     Mechanics.

          (a) Put Notice. At any time during the Commitment Period, the Seller may deliver a Put Notice to the Purchaser, subject to the conditions set forth in Section 1.1(c); provided, however, the Investment Amount for each Put as designated by the Seller in the applicable Put Notice shall not be higher than $350,000.

          (b) Date of Delivery of Put Notice. A Put Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Purchaser if such notice is received prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or


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otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day.

          1.3     Closings.

          On each Closing Date for a Put, (i) the Seller shall deliver into escrow one or more certificates, at the Purchaser's option, representing the Put Shares to be purchased by the Purchaser pursuant to Section 1.1 herein, registered in the name of the Purchaser and (ii) the Purchaser shall deliver into escrow the Investment Amount specified in the Put Notice by wire transfer of immediately available funds to the account provided for in the Escrow Agreement. In addition, on or prior to such Closing Date, each of the Seller and the Purchaser shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transaction contemplated herein. Payment of the Investment Amount to the Seller and delivery of such certificate(s) to the Purchaser shall occur out of escrow without any deduction prior to the delivery of shares by the escrow agent.

          1.4     Termination.

          The Purchaser may, at its sole discretion, terminate this Agreement and its obligation to purchase shares of Common Stock hereunder (including with respect to any Put, notice of which has been given but the applicable Closing Date has not yet occurred) in the event that (i) the Registration Statement is not declared effective by November 30, 2001; (ii) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of thirty (3) Trading Days during the Commitment Period, for any reason other than as a result of corporate developments subsequent to the Subscription Date that would require such Registration Statement to be amended to reflect such event in order to maintain its compliance with the disclosure requirements of the Securities Act. The Seller may, in its sole discretion, terminate this Agreement and its rights and obligations hereunder in the event that the Seller shall have made Puts to the Purchaser and the Purchaser shall have failed to pay the required funds by the Closing Date or the Purchaser is in material breach of any of its representations or warranties set forth in this Agreement.

                                   ARTICLE TWO
                         REPRESENTATIONS AND WARRANTIES

          2.1     The Seller

          The Seller hereby represents and warrants to the Purchaser, as a material inducement to their entry into this Agreement, that:

          (a) Upon issuance of the Stock, the Purchaser will become the owner of up to 5,000,000 shares of the Corporation's authorized, issued and outstanding Common Stock;

          (b) The execution and delivery of this Agreement, the consummation of the transaction herein contemplated and compliance with the terms of this Agreement will not result in a breach of any the terms or provisions of, or constitute a default of any indenture, other agreement or instrument to which the Seller is a party or by which the Seller is bound; or any applicable regulation, judgment, order or decree of any governmental instrumentality or court, domestic or foreign, having jurisdiction over the Seller;

          (c) With the exception of its contemplated offering through its Registration Statement on Form SB-2 and the disclosures contained therein, the Seller is not a party to any written or oral agreement with grants an option or right of first refusal or other arrangement to acquire any of the Stock or to any agreement that affects voting rights of any of the Stock, nor has the Seller made any commitment of any kind relating to the issuance of shares of any of its Stock, whether by subscription, right of conversion, option or otherwise, except as reflected in this agreement.

          (d) The execution, delivery and performance of this Agreement and the transactions contemplated hereby do not require the consent, authority or approval of any other person or entity except such as have been obtained;

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

          (e) The Seller has authorized but unissued shares available to sell.

          (f) The Sellers undertakes to register the Shares purchased hereby for and on behalf of the Purchaser as a selling shareholder. The Shares will be registered for resale on Form SB-2 filed with the Securities and Exchange Commission. The obligation of Purchaser to fund commences during the first quarter in which the Registration Statement on Form SB-2 is declared effective.

          2.2     The Purchaser

          The Purchaser hereby represents, warrants and acknowledges that:

          (a) Intent. The Purchaser is entering into this Agreement for its own account and the Purchaser has no present arrangement (whether or not legally binding) or intent at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Purchaser does not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

          (b) Sophisticated Purchaser. The Purchaser is a sophisticated Purchaser (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited Purchaser (as defined in Rule 501 of Regulation D), and Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in Common Stock. The Purchaser acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

          (c) Authority. This Agreement has been duly authorized by all necessary corporate action and no further consent or authorization of the Purchaser, or its Board of Directors or stockholders is required. This Agreement was validly executed and delivered by the Purchaser and each is a valid and binding agreement of the Purchaser enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

          (d) Not an Affiliate. The Purchaser is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Seller.

          (e) Organization and Standing. Purchaser is duly organized, validly existing, and in good standing under the laws of Florida.

          (f) Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument contemplated hereby, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser, or, to the Purchaser's knowledge, (b) violate any provision of any indenture, instrument or agreement to which Purchaser is a party or is subject, or by which Purchaser or any of its assets is bound, (c) conflict with or constitute a material default thereunder,
(d) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Purchaser to any third party, or (e) require the approval of any third-party (that has not been obtained) pursuant to any material contract to which Purchaser is subject or to which any of its assets, operations or management may be subject.

          (g) Disclosure; Access to Information. Purchaser has received all documents, records, books and other information pertaining to Purchaser's investment in the Seller that has been requested by Purchaser.

          (h) Manner of Sale. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

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

                                  ARTICLE THREE
                           COVENANTS OF THE PURCHASER

          3.1     Compliance with Law

          The Purchaser's trading activities with respect to shares of the Seller's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rule and regulations of the principal market on which the Seller's Common Stock is presently or hereafter traded.

          3.2     Limitation on Short Sales

          The Purchaser and its affiliates shall not engage in short sales of the Seller's Common Stock.

                                  ARTICLE FOUR
                                  MISCELLANEOUS

          4.1     Amendment

          No modification, waiver, amendment, discharge or change of this Agreement shall be valid unless the same is evidenced by a written instrument, subscribed by the Party against which such modifications, waiver, amendment, discharge or change is sought.

          4.2     Notice

          All notices, demands or other communications given hereunder shall be in writing and shall be deemed to have been duly given on the first business day after mailing by United States registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

          TO SELLER:                Cormax Business Solutions Inc.
                                    --------------------------------
          (Name )
                                    #250, 708-8th Avenue S.W.
                                    --------------------------------

                                    Calgary, Alberta, Canada T2R 0E4
                                    --------------------------------


          TO PURCHASER:             Barrington Capital Corp.
                                    --------------------------------
          (Name)
                                    16 W. 46th Street
                                    --------------------------------

                                    New York, NY 10036
                                    --------------------------------

          or such other address or to such other person as any party shall designate to the other for such purpose.

          4.3     Merger

          This instrument, together with the instruments referred to herein, contains all of the understandings and agreements of the Parties with respect to the subject matter discussed herein. All prior agreements whether written or oral are merged herein and shall be of no force or effect.

          4.4     Survival

          The several representations, warranties and covenants of the Parties contained herein shall survive the execution hereof and shall be effective regardless of any investigation that may have been made or may be made by or on behalf of any party. In addition, the provisions of Article V of this Agreement shall survive the termination or performance of this Agreement for a period of five years after the later of the Effective Date or the last Closing.

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

          4.5     Severability

          If any provision or any portion of any provision of this Agreement, other than one of the conditions precedent, or the application of such provision or any portion thereof to any person or circumstance shall be held invalid or unenforceable, the remaining portions of such provision and the remaining provisions of this Agreement or the applications of such provision or portion of such provision as is held invalid or unenforceable to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby.

          4.6     Governing Law and Venue

          This Agreement shall be construed in accordance with the laws of the State of ___New York__ and any proceeding arising between the Parties in any matter pertaining or related to this Agreement shall, to the extent permitted by law, be held in __New York__.

          4.7     Litigation

          In any action between the Parties to enforce any of this Agreement or any other matter arising from this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including reasonable attorneys' fees up to and including all negotiations, trials and appeals, whether or not litigation is initiated.

          4.8     Benefit of Agreement

          The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties, their successors, assigns, personal representatives, estate, heirs and legatees.

          4.9     Captions

          The captions in this Agreement are for convenience and reference only and in no way define, describe, extend or limit the scope of the Agreement or the intent of any provisions hereof.

          4.10    Number and Gender

          All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties, or their personal representatives, successors and assigns may require.

          4.11    Further Assurances

          The Parties agree to do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered and to perform all such acts and deliver all such debts, assignments, transfers, conveyances, powers of attorney, assurances, stock certificates and other documents, as may, from time to time, be required herein to effect the intent and purpose of this Agreement.

          4.12    Status

          Nothing in this Agreement shall be construed a partnership, joint venture, employer- employee relationship, lessor-lessee relationship, or principal-agent relationship; but, rather, the relationship established pursuant hereto is that of Purchaser and Seller.

          4.13    Counterparts

          This Agreement may be executed in any number of counterparts. All executed counterparts shall constitute one Agreement notwithstanding that all signatories are not signatories to the original or the same counterpart.

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

          4.14    Due Diligence Review; Non-Disclosure of Non-Public Information

          (a) The Seller shall make available for inspection and review by the Purchaser, advisors to and representatives of the Purchaser (who may or may not be affiliated with the Purchaser and who are reasonably acceptable to the Seller), any Underwriter, any Registration Statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Seller as may be reasonably necessary for the purpose of such review, and cause the Seller's officers, directors and employees to supply all such information reasonably requested by the Purchaser or any such representative, advisor or Underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Purchaser and such representatives, advisors and Underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Seller and the accuracy of the Registration Statement.

          (b) Each of the Seller, its officers, directors, employees and agents shall in no event disclosure non-public information to the Purchaser, advisors to or representatives of the Purchaser unless prior to disclosure of such information the Seller identifies such information as being non-public information and provides the Purchaser, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Seller may, as a condition to disclosing any non-public information hereunder, require the Purchaser's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Seller and the Purchaser.

          (c) Nothing herein shall require the Seller to disclose non-public information to the Purchaser or its advisors or representatives, and the Seller represents that it does not disseminate non-public information to any Purchasers who purchase stock in the Seller in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Seller shall, as hereinabove provided, immediately notify the advisors and representatives of the Purchaser and any Underwriters of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Seller specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 4.14 shall be construed to mean that such persons or entities other than the Purchaser (without the written consent of the Purchaser prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms and conditions of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Seller of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

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


                                  ARTICLE FIVE
                                 INDEMNIFICATION

          5.1     Indemnification

          (i) The Seller agrees to indemnify and hold harmless the Purchaser, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with the controlling Persons from and against any Damages, joint or several, and any action in respect thereof to which the Purchaser, its partners, affiliates, officers, directors, employees, and duly authorized agents, and any such controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or non-fulfillment of or failure to perform any covenant or agreement on the part of the Seller contained in this Agreement, as such Damages are incurred, except to the extent that such damages result solely from the Purchaser's failure to perform any covenant or agreement contained in this Agreement, provided, however, that the Seller shall not be liable in any such case to the extent that any such Damages arise out of or are based upon information furnished to the Seller by or on behalf of the Purchaser in writing and (ii) the Purchaser agrees to indemnify and hold harmless the Seller, its partners, affiliates, officers, directors, employees and duly authorized agents and its Controlling Persons (as defined in the Registration Rights Agreement) from and against any Damages, joint or several, and any action in respect thereof to which the Seller, its partners, affiliates, officers, directors, employees and duly authorized agents, and any such Controlling Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or non-fulfillment of or failure to perform any covenant or agreement on the part of Purchaser contained in this Agreement; provided, however, that the indemnification obligation of the Purchaser under this Section 5.1 shall not exceed an aggregate maximum amount of $500,000.

          5.2     Method of Asserting Indemnification Claims

          All claims for indemnification by any Indemnified Party (as defined below) under Section 5.1 shall be asserted and resolved as follows:

          (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 5.1 (an "Indemnified Party") might seek indemnity under Section 5.1 is asserted against or sought to be collected from such Indemnified Party by a person other than the Seller, the Purchaser or any affiliate of the Seller or (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 5.2 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 5.1 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

          (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 5.2(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by

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

the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 5.1). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 5.1 with respect to such Third Party Claim.

          (ii) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 5.2(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation.

          The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

          (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 5.1 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Loss in the amount specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 5.1 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by litigation in accordance with paragraph (c) of this Section 5.2.

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

          (b) In the event any Indemnified Party should have a claim under
Section 5.1 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver to the Indemnifying Party a written notification of a claim for indemnity under Section 5.1 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Loss in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 5.1 and the Indemnifying Party shall pay the amount of such Loss to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the Resolution Period, such dispute shall be resolved by litigation in accordance with paragraph (c) of this Section 5.2.

          (c) Any dispute under this Agreement shall be subject to litigation and shall be finally and conclusively determined in a Court of law in the State of __New York__.

          IN WITNESS WHEREOF, the Parties have executed this Agreement, effective as of this _24th_ day of __May__ 2001.

          Signed, sealed and delivered
          in the presence of:
          SELLER:


          __________________                 By: /s/ Todd Violette, President
                                                 ----------------------------
                                                 Cormax Business Solutions
          ------------------

          PURCHASER:

          __________________                 By: /s/ Kenneth McCallion,President
                                                 -------------------------------
                                                 Barrington Capital Corp.

          ------------------





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